UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23960

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Privacore PCAAM Alternative Growth Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Sandhya Ganapathy, Esq.
Privacore PCAAM Alternative Growth Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

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Registrant’s telephone number, including area code: 1-855-685-3093

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

ITEM 1.    REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

Privacore PCAAM Alternative Growth Fund

Annual Report

March 31, 2026

Privacore PCAAM Alternative Growth Fund
Table of Contents For the Year Ended March 31, 2026

Privacore PCAAM Alternative Growth Fund
Shareholder Letter (Unaudited) March 31, 2026

Brendan Boyle

Chief Executive Officer, Privacore Capital

Dear Fellow Shareholders,

Since its inception, Privacore Capital Advisors, LLC (“Privacore”) has been dedicated to providing innovative alternative investment solutions tailored to the Private Wealth Market. Our commitment to partnering with best-in-class managers and delivering institutional-quality investment opportunities has driven our growth and success in the alternative investment space. The launch of the Privacore PCAAM Alternative Growth Fund (“AltsGrow” or the “Fund”) represents a significant milestone in our journey. A private markets closed-end tender fund brought in partnership with Partners Capital Investment Group, LLP (“Partners Group”), a global leader in private markets, provides an innovative solution to the private wealth market.

This is our second annual shareholder report for AltsGrow. Privacore, as the Fund’s Adviser, and Partner’s Capital, as the Fund’s Sub-Adviser in charge of portfolio management, are pleased to present commentary from our portfolio management team on the performance, portfolio and the private equity market as well as present the audited financial statements and highlights for the fiscal year ended March 31, 2026.

AltsGrow delivers a strategic approach

The Fund was launched on June 28, 2024, with the goal of providing investors with global exposure to a highly selective portfolio of private market investments. Leveraging Privacore’s extensive experience and Partner’s Capital’s expertise in portfolio management, the portfolio provides a single access point to a diverse allocation to private equity investments, spanning strategies, industries, geographies, and investment types.

AltsGrow is a foundational product looking to provide a core allocation to investors resulting in numerous potential benefits, including diversification, reduced market correlation, and enhanced returns. The Fund is focused on segments with higher dispersion and greater upside potential: middle market, emerging managers, and sector specialists. Within that, AltsGrow is further diversified across sectors, including business services, healthcare, industrials, technology, and consumer.

AltsGrow is a tender offer fund1 and raises capital monthly while providing liquidity through quarterly redemptions2. All capital is fully funded at initial investment, requiring no ongoing capital calls.

As of March 31, 2026, the Fund’s assets stand at approximately $68.4 million. All of us at Privacore and Partners Capital are honored by the trust this milestone represents. We look forward to helping you achieve your investment goals in the years to come.

Thank you for choosing AltsGrow.

Sincerely,

Brendan Boyle
Chief Executive Officer, Privacore Capital

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1    The Fund was converted from a tender offer fund to an interval fund, effective May 4, 2026.

2      Upon conversion to an interval fund, subscriptions are offered daily and redemptions are offered semi-annually.

Privacore PCAAM Alternative Growth Fund
Management’s Discussion and Analysis of Fund Performance March 31, 2026 (Unaudited)

Introduction

Privacore PCAAM Alternative Growth Fund (“AltsGrow” or the “Fund”) offers investors global exposure to a highly selective portfolio of private market investments. The Fund serves as a single access point to Private Equity, diversified across strategies, industries, geographies, and investment types.

AltsGrow is a foundational product aiming to generate robust returns through top-down deliberate allocation to structurally attractive market segments. The Fund is focused on segments with higher dispersion and greater upside potential: Middle Market, Emerging Managers, and Sector Specialists. Within that, AltsGrow is further diversified across sectors, including business services, healthcare, industrials, technology, and consumer.

AltsGrow is a tender offer fund and raises capital monthly while providing liquidity through quarterly redemptions. All capital is fully funded at initial investment, requiring no ongoing capital calls.

Performance

For the last twelve months ended March 31, 2026, AltsGrow Class I Shares generated a net return of +22.9%, outperforming the MSCI World Index, which returned +18.9% over the same period. Since its inception on June 28, 2024, AltsGrow has delivered an annualized return of +15.3% (which includes the Fund’s initial ramp-up phase in 2024), compared to +12.8% for the MSCI World Index. As of March 31, 2026, the portfolio’s assets under management stood at approximately $69.5 million.

The primary driver of returns to-date have been LP-led secondaries and seasoned secondaries. The largest single contributor was the Fund’s investment in Kline Hill Opportunities Fund V, a diversified secondaries fund that was largely committed at the time AltsGrow invested, with exposure across LP-led, GP-led, and direct secondaries transactions. The Fund’s investment in Project Freedom, an acquisition of a diversified buyout-focused portfolio from an institutional seller, was also among the top contributors to performance.

Private Equity Market Update

Global private equity investment edged lower in Q1 2026, with the rolling 12-month total for global private equity investment slipping from $2.2T in Q4 2025 to $2.1T, though still high relative to levels seen over the last three years. Deal volume also continued to disappoint, falling from 21,026 deals to a five-year low of 19,682 deals.3 Fundraising told a similar story, with U.S. PE managers raising $54.2B across 84 funds, a pace that points to another restrained year of capital formation. The concentration dynamic that defined 2025 carried into the new year, with the 10 largest funds capturing 64% of all capital raised in the quarter.4

This quarter also introduced further uncertainty, as the outbreak of the conflict involving the U.S., Israel, and Iran, alongside the growing questions about artificial intelligence’s impact on the SaaS business model, added to an already cautious investment climate. Secondary market pricing reflects these concerns, with discounts to SaaS holding valuations widening materially. Broader public market dynamics suggest private SaaS may be entering a sustained period of lower growth expectations, wider performance dispersion, and structurally lower valuation multiples.5

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3    KPMG Pulse of Private Equity Q1 2026

4    Pitchbook Inc. Q1 2026 US PE Breakdown, as of March 31, 2026

5    Source: Aventis Advisors. Data from CapIQ. Represents 4 Quarter Rolling Average.

Privacore PCAAM Alternative Growth Fund
Management’s Discussion and Analysis of Fund Performance March 31, 2026 (Unaudited) (Continued)

An unsteady geopolitical and macroeconomic backdrop calls for greater precision rather than a wholesale retreat. For example, we see limited rationale for a blanket exit from software and instead see merit in reducing reliance on IPO-dependent strategies and business models most vulnerable to AI disruption risk. Going forward, we intend to maintain a bias toward niche vertical software and regulated systems of record, while preserving our existing emphasis on lower- and middle-market buyouts and early-growth managers where entry valuations and competitive dynamics are more favorable. Heading into Q2 2026, we expect to remain focused on high-quality, high-conviction opportunities.

While private equity investors continue to navigate a prolonged distribution drought, the resulting liquidity pressure has accelerated momentum in both the secondary and co-investment markets. We have seen increased deal flow, compelling entry points, and a growing supply of GP-led and co-investment opportunities. The Privacore PCAAM Alternative Growth Fund is well-positioned to capitalize on this environment. Partners Capital’s role as an anchor investor among emerging and middle-market private equity platforms creates a differentiated pipeline of opportunities where we believe market inefficiencies are greatest and the potential for asymmetric returns most compelling.

Privacore PCAAM Alternative Growth Fund
Fund Performance March 31, 2026 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception, with similar investments in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,507 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception*
Privacore PCAAM Alternative Growth Fund – Class I Shares	22.92%	15.25%
MSCI World Index	18.90%	12.83%

*   Commencement of operations for the Privacore PCAAM Alternative Growth Fund — Class I Shares was June 28, 2024. See Note 1 in the accompanying notes to the consolidated financial statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (855) 685-3093.

Privacore Capital Advisors, LLC (the “Adviser”), the investment adviser of the Fund, has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding Specified Expenses (defined in Note 4) do not exceed, on an annualized basis, 1.60%, 1.00% and 0.75% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). The Expense Limitation Agreement will remain in effect until May 4, 2027 and will automatically renew for consecutive twelve-month terms thereafter, provided that such continuance is specifically approved at least annually by the Fund’s Board of Trustees (the “Board”). The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Privacore PCAAM Alternative Growth Fund
Consolidated Schedule of Investments As of March 31, 2026
	Investment Type	Acquisition Date	Cost	Fair Value	Footnotes
Investments — 100.5%					[1,2]
Co-Investments — 39.1%					[3,4,6]
Private Equity — 39.1%
Europe, the Middle East, and Africa — 1.9%
Industrials — 1.9%
ORCP IV Pop Co-Investors, LP	Limited Partnership Interest	10/18/2024	$1,311,700	$1,303,849	[5,11]
Total Europe, the Middle East, and Africa			1,311,700	1,303,849
Global — 1.5%
Diversified — 1.5%
CSF Riva Co-Invest (Blocker) SCSp	Limited Partnership Interest	11/5/2025	678,697	1,028,066	[5,7,11]
Total Global			678,697	1,028,066
North America — 35.7%
Consumer — 4.8%
Donut Topco LLC	Limited Liability Company	5/30/2025	2,900,000	2,900,000	[9,11]
Lindsay Goldberg Attain L.P.	Limited Partnership Interest	11/15/2024	356,175	469,615	[5,7,11]
Total Consumer			3,256,175	3,369,615
Financials — 1.4%
ASPF Beagle Co-Investment (Non-US), L.P.	Limited Partnership Interest	10/3/2024	819,115	971,868	[5,7]
Health Care — 11.1%
AG Co-Invest (Lightning) L.P.	Limited Partnership Interest	10/7/2024	1,405,694	1,795,376	[5,11]
Amulet Vault CoInvest, L.P	Limited Partnership Interest	7/24/2024	1,006,671	1,257,446	[5,11]
CD&R Raven Co-Investor, L.P.	Limited Partnership Interest	11/11/2024	709,013	879,086	[5,7,11]
Golden Acquisition Fund-C LP	Limited Partnership Interest	10/30/2025	2,391,812	3,747,585	[5,7,11]
Total Health Care			5,513,190	7,679,493
Industrials — 5.5%
Riverside- RCAF Dawgs, L.P.	Limited Partnership Interest	7/21/2025	1,962,477	2,335,640	[5,11]
VFF V Co-Invest 2-A, L.P	Limited Partnership Interest	8/28/2024	1,347,307	1,513,955	[5,11]
Total Industrials			3,309,784	3,849,595
Information Technology — 12.9%
AE Co-Investment Partners Fund III-R, LP	Limited Partnership Interest	12/18/2024	1,411,203	2,101,825	[5,11]
BCPE Polymath Investor, LP	Limited Partnership Interest	9/6/2024	1,285,646	1,025,920	[5,7,11]
Eastern Communications Holdings, LLC	Limited Liability Company	12/24/2024	1,401,828	2,013,268	[9,11]
GG-I Design Buyer, LLC	Limited Partnership Interest	5/30/2025	2,288,870	2,623,866	[5,10,11]
SDC IQ Fiber Co-Invest, LP	Limited Partnership Interest	11/25/2024	909,457	1,256,635	[5,7,11]
Total Information Technology			7,297,004	9,021,514
Total North America			20,195,268	24,892,085
Total Private Equity			22,185,665	27,224,000
Total Co-Investments			22,185,665	27,224,000

The accompanying notes are an integral part of this consolidated schedule of investments

Privacore PCAAM Alternative Growth Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
	Investment Type	Acquisition Date	Cost	Fair Value	Footnotes
Investment Funds — 42.7%					[3,4,5,6,11]
Private Equity — 42.7%
Europe, the Middle East, and Africa — 2.4%
Diversified — 2.4%
CSF Archimed Co-Invest SCSp	Limited Partnership Interest	11/26/2024	$1,120,094	$1,742,135	[7]
Total Europe, the Middle East, and Africa			1,120,094	1,742,135
Global — 19.3%
Diversified — 19.3%
Clipway Secondary Fund A SCSp	Limited Partnership Interest	7/31/2024	425,728	545,921	[7]
Kline Hill Partners Offshore Feeder Fund V LP	Limited Partnership Interest	11/15/2024	2,067,192	3,370,872	[7]
Kline Hill Partners Opportunity Offshore Fund V LP	Limited Partnership Interest	3/28/2025	2,773,541	4,923,630	[7]
SP Greenwich Feeder (Offshore) LP	Limited Partnership Interest	7/21/2025	2,919,364	4,714,254	[7]
Total Diversified			8,185,825	13,554,677
Total Global			8,185,825	13,554,677
North America — 21.0%
Consumer — 8.3%
Axar Capital Continuation Fund IV, LP	Limited Partnership Interest	9/3/2025	1,659,436	2,532,751	[7]
Hollyport Co-Invest IX-A LP	Limited Partnership Interest	6/29/2025	2,464,497	3,276,495	[7]
Total Consumer			4,123,933	5,809,246
Industrials — 9.5%
Gemspring Capital Goliath Fund, LP	Limited Partnership Interest	10/8/2024	684,091	801,582	[7]
Heartwood Partners CV I Blocker, LP	Limited Partnership Interest	5/14/2025	2,108,792	2,759,699	[7]
KHP Thunder SPV LP	Limited Partnership Interest	3/28/2025	2,710,699	3,170,680	[7]
Total Industrials			5,503,582	6,731,961
Information Technology — 3.2%
CF24XB SC Sp	Limited Partnership Interest	3/26/2025	2,009,456	2,228,169
Total North America			11,636,971	14,769,376
Total Private Equity			20,942,890	30,066,188
Total Investment Funds			20,942,890	30,066,188

		Shares
Short-Term Investments — 18.7%
Fidelity Investments Money Market Treasury Portfolio — Class I, 3.49%		13,113,863	13,113,863	13,113,863	[8]
Total Short-Term Investments			13,113,863	13,113,863

Total Investments — 100.5%			$56,242,418	70,404,051
Other Liabilities in Excess of Assets — (0.5%)				(369,044)
Total Net Assets — 100.0%				$70,035,007

1    Investments do not issue shares except where listed.

2    Geographic region generally reflects the location of the investment manager for Portfolio Funds.

The accompanying notes are an integral part of this consolidated schedule of investments

Privacore PCAAM Alternative Growth Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)

3    Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $57,290,188, or 81.8% of net assets.

4    Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

5    Investment valued using net asset value per share as practical expedient. See Note 7 for respective investment strategies, unfunded commitments, and redemptive restrictions.

6    Investments are non-income producing.

7    Investment has been committed to but has not been fully funded by the Fund. (see Note 3)

8    The rate is the annualized seven-day yield at reporting period end.

9    Fair value was determined using significant unobservable inputs. Investment is a Level 3 asset unless otherwise indicated.

10    All or a portion of this security is held through a consolidated Subsidiary, Privacore Growth Blocker, LLC.

11    Investment valuation includes the impact of a Market Factor Adjustment (see Note 2).

The accompanying notes are an integral part of this consolidated schedule of investments

Privacore PCAAM Alternative Growth Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Security Type/Sector	Total Market Value	Percent of Total Net Assets
Co-Investments
Private Equity	$27,224,000	39.1%
Investment Funds
Private Equity	30,066,188	42.7%
Short-Term Investments	13,113,863	18.7%
Total Investments	70,404,051	100.5%
Other Liabilities in Excess of Assets	(369,044)	(0.5)%
Total Net Assets	$70,035,007	100.0%

The accompanying notes are an integral part of this consolidated schedule of investments

Privacore PCAAM Alternative Growth Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2026
Assets
Investments, at fair value (cost $56,242,418)	$70,404,051
Due from Adviser (see Note 4)	247,820
Dividend receivable	38,067
Deferred offering costs	9,224
Prepaid expenses and other assets	5,848
Total Assets	70,705,010

Liabilities
Legal fees payable	239,731
Audit and tax fees payable	211,076
Deferred tax liability	83,681
Accounting and administration fees payable	48,485
Trustees’ fees payable	35,000
Custody fees payable	8,793
Transfer agent fees payable	2,128
Other accrued expenses	41,109
Total Liabilities	670,003

Commitments and contingencies (see Note 4 & Note 7)

Net Assets	$70,035,007

Composition of Net Assets:
Paid-in capital	$58,644,412
Total distributable earnings	11,390,595
Net Assets	$70,035,007

Class I Shares:
Net Assets	$70,035,007
Outstanding Shares	5,820,747
Net Asset Value Per Share	$12.03

The accompanying notes are an integral part of these consolidated financial statements.

Privacore PCAAM Alternative Growth Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income
Dividend income	$891,092
Total Investment Income	891,092

Expenses
Investment Management Fees	978,061
Legal fees	552,087
Audit and tax fees	209,325
Amortization of offering costs	146,068
Accounting and administration fees	142,883
Trustees’ fees and expenses	140,000
Principal Financial and Chief Compliance Officer fees	123,247
Custody fees	46,772
Transfer agent fees	35,154
Investment Transaction Costs (see Note 2)	15,679
Other expenses	285,292
Total Expenses	2,674,568
Voluntary waiver of Investment Management Fees (Note 4)	(978,061)
Contractual expenses reimbursed by Adviser (Note 4)	(1,191,798)
Net Expenses	504,709
Net Investment Income/(Loss)	386,383

Realized and Unrealized Gain/(Loss):
Net realized gain on distributions from investments	2,400
Net change in unrealized appreciation/(depreciation) on investments	13,123,399
Net change on deferred tax liability	(83,681)
Net Realized and Unrealized Gain/(Loss)	13,042,118

Net Increase/(Decrease) in Net Assets from Operations	$13,428,501

The accompanying notes are an integral part of these consolidated financial statements.

Privacore PCAAM Alternative Growth Fund
Consolidated Statement of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Period Ended March 31, 2025*
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$386,383	$654,005
Net realized gain/(loss) on distributions from investments and foreign currency transactions	2,400	(6,200)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred tax	13,039,718	1,038,234
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,428,501	1,686,039

Shareholder Distributions from Distributable Earnings
Class I Shares	(3,310,493)	(430,522)
Total Shareholder Distributions from Distributable Earnings	(3,310,493)	(430,522)

Change in Net Assets Resulting from Capital Share Transactions
Class I Shares
Proceeds from Shares issued	435,100	57,700,000
Reinvested distributions	526,382	—
Total Class I Capital Share Transactions	961,482	57,700,000

Change in Net Assets Resulting from Capital Share Transactions	961,482	57,700,000

Total Increase/(Decrease) in Net Assets	11,079,490	58,955,517

Net Assets
Beginning of period	58,955,517	—
End of period	$70,035,007	$58,955,517

*  The Fund commenced operations on June 28, 2024. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

Privacore PCAAM Alternative Growth Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash Flows From Operating Activities
Net increase/(decrease) in net assets from operations	$13,428,501
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(25,361,654)
Net change in short-term investments	24,481,980
Return of capital distributions received from investments	1,272,779
Net change in unrealized (appreciation)/depreciation on investments	(13,123,399)
Net change in deferred tax liability	53,662
(Increase)/Decrease in Assets:
Due from Adviser	931,352
Dividend receivable	109,288
Amortization of offering costs	144,859
Prepaid expenses and other assets	43,748
Increase/(Decrease) in Liabilities:
Audit and tax fees payable	88,826
Legal fees payable	153,764
Accounting and administration fees payable	40,146
Custody fees payable	4,626
Transfer agent fees payable	420
Offering cost payable	(1,559)
Other accrued expenses	13,615
Net Cash Provided by/(Used in) Operating Activities	2,310,973

Cash Flows from Financing Activities
Proceeds from subscriptions of Shares	435,100
Distributions paid to shareholders, net of reinvestments	(2,784,111)
Payments made for offering costs	(90,229)
Net Cash Provided by/(Used in) Financing Activities	(2,439,240)

Net Increase/(Decrease) in Cash and Cash Equivalents	(128,267)

Cash and Cash Equivalents
Beginning of period	128,267
End of period	$—

Supplemental disclosure of non-cash activities
Reinvestment of distributions made to shareholders	$526,382

The accompanying notes are an integral part of these consolidated financial statements.

Privacore PCAAM Alternative Growth Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance for a Class I share outstanding throughout each period

	For the Year Ended March 31, 2026	For the Period Ended March 31, 2025*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.28	$10.00
Activity from investment operations:
Net investment income/(loss)[1]	0.07	0.19
Net realized and unrealized gain/(loss)	2.25	0.24
Total from investment operations	2.32	0.43

Distributions to shareholders
From net investment income	(0.57)	(0.15)
Total distributions to shareholders	(0.57)	(0.15)
Net Asset Value per share, end of period	$12.03	$10.28

Net Assets, end of period (in thousands)	$70,035	$58,956

Ratios to average shareholders’ equity[2]:
Net investment income/(loss)	0.60%[9,11]	2.50%[3,9,11]

Gross expenses	4.14%[9]	7.16%[4,9]
Adviser expense reimbursement	(3.36)%[9,10]	(6.12)%[4,9,10]
Net expenses	0.78%[9,10]	1.04%[4,9,10]

Total Return[5,6]	22.92%	4.38%[7]

Portfolio turnover rate[8]	0%	0%[7]

*  The Fund commenced operations on June 28, 2024. See Note 1 in the accompanying notes to Consolidated Financial Statements.

1    Per share data calculated using average shares outstanding during the period.

2    Ratios do not reflect the proportionate share of income and expenses of the Portfolio Funds in which the Fund invests.

3    Net investment income (loss) ratio has been annualized for periods of less than twelve months, except for organizational costs, which are one time expenses.

4    Expense ratios have been annualized for periods of less than twelve months, except for organizational costs.

5    Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assume distributions, if any, were reinvested. Total return shown excludes the effect of applicable sales charges.

6    Total return would have been lower had certain expenses not been waived and assumed by the Adviser.

7    Not annualized.

8    Represents lesser of purchases or sales of investments for the period divided by the average monthly fair value of investments during the period.

9    If Investment transaction costs of 0.03% and 0.29%, had been excluded, the expense ratios would have been decreased by 0.03% and 0.29%, and the income ratios increased by 0.03% and 0.29%, for the year ended March 31, 2026 and the period ended March 31, 2025, respectively.

10   Includes an annualized 1.50% voluntary waiver of Investment Management Fees.

11   Ratio would have been lower if expense waivers had been excluded.

The accompanying notes are an integral part of these consolidated financial statements.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026

1. Organization

Privacore PCAAM Alternative Growth Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as a non-diversified, closed-end management investment company that operates as a tender offer fund. The Fund commenced operations on June 28, 2024 (“Commencement of Operations”). The Fund has elected and intends to continue to qualify to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s Board of Trustees (the “Board” and members thereof, the “Trustees”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. Privacore Capital Advisors, LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly owned business of Privacore Capital LLC, serves as the Fund’s investment adviser (“Adviser”) pursuant to an investment management agreement (the “Investment Management Agreement”) between the Fund and the Adviser. The Adviser is responsible for the management of the Fund and supervises the activities of the Fund’s investment sub-adviser. Partners Capital Investment Group, LLP, (the “Sub-Adviser” and together with the Adviser, the “Advisers”) also an investment adviser registered under the Advisers Act, serves as the Fund’s investment sub-adviser and is responsible for the daily investment and portfolio management activities for the Fund.

The Fund currently offers three separate share classes designated as Class S Shares, Class D Shares, and Class I Shares (together, “Shares”). The Fund received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer more than one class of shares. While the Fund presently offers three classes of Shares, it may offer other classes of Shares as well in the future. As of March 31, 2026, Class I Shares is the only share class with capital contributions.

The Fund’s investment objective is to achieve capital appreciation over the medium to long-term. The Fund seeks to offer a consolidated, diversified investment solution to investors seeking to allocate a portion of their portfolios to private markets investments aimed at achieving capital appreciation. The Fund’s investments include (i) primary investments in closed-end private funds (“Portfolio Funds” or “primaries”) managed by third-party managers (“Portfolio Fund Managers”); (ii) secondary purchases of interests in Portfolio Funds; (iii) investments in the equity and/or debt of operating companies, projects or properties, typically through co-investing alongside, and generally indirectly through investment vehicles managed by Portfolio Fund Managers. Together, these investment structures or vehicles are broadly referred to as “Private Market Assets.” The Fund seeks to achieve its investment objectives by investing and/or making capital commitments of at least 80% of its assets (plus any borrowings for investment purposes) in Private Market Assets that provide the opportunity for capital growth, with an expected bias toward private equity investments.

An affiliate of the Adviser, Janus Henderson Investor US LLC, holds 48.1% of the outstanding shares of the Fund. See Note 4 Related Party Transactions — Control Ownership for more information.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As of March 31, 2026, the Fund had one wholly-owned subsidiary, Privacore Growth Blocker, LLC (the “Subsidiary”), formed as a Delaware limited liability company on May 23, 2024. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2026, the Subsidiary held 1 security and had net assets of $2,623,866 which accounted for 3.8% of the Fund’s consolidated net assets.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

As of March 31, 2026, the Fund calculates its net asset value as of the close of business on the last Business Day (which is any day that the New York Stock Exchange is open for business) of each month and at such other times as the Board shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments

The valuation of the Fund’s investments is performed as of each Determination Date in accordance with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). The Board has approved the Adviser’s valuation procedures for the Fund (“Valuation Policy”) and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser, in this capacity, the “Valuation Designee,” subject to the oversight of the Board. The Valuation Policy provides that the Fund will value its Fund investments at fair value.

The Valuation Designee utilizes the resources and personnel of the Sub-Adviser in carrying out its responsibilities. The Sub-Adviser assists the Valuation Designee in determining the fair value of Fund investments and provides regular reports to the Valuation Designee. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

For securities or investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement, or reporting, date. The Valuation Designee does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

For investments that are not publicly traded or for which market quotations are not readily available, the fair value is determined in good faith pursuant to Rule 2a-5 under the Investment Company Act and ASC 820. The Valuation Policy governs the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations involve significant professional judgment by the Valuation Designee in the application of both observable and unobservable inputs.

If a quoted market price is not available or is not deemed to be indicative of fair value, the Valuation Designee, in consultation with the Sub-Adviser and with support from a third-party pricing vendor or independent third-party valuation agent, may obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. Broker quotes are typically received from established market participants. Although independently received, the Valuation Designee may not have transparency to view the underlying inputs that support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Investments held by the Fund in Private Market Assets typically do not have readily available market prices and therefore will be fair valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment. If quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such investments using a variety of valuation techniques.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Ordinarily, the fair value of the Fund’s investments in a private investment fund is based on the latest net asset value of the investment reported by its Portfolio Fund Manager. If the reported net asset value is not as of the Fund’s measurement date, or if other facts and circumstances indicate that the reported net asset value may not represent fair value as of the Fund’s measurement date, the Valuation Designee, in consultation with the Sub-Adviser, will consider whether an adjustment to the reported net asset value is necessary. The objective of any such adjustment is to estimate a net asset value for the investment that is calculated in a manner consistent with the measurement principles of ASC 946 as of the Fund’s measurement date. Such adjustments may include capital contributions, distributions, redemptions or withdrawals, changes in the valuation of underlying investments, market changes, other economic conditions, or changes in the composition of the underlying investment portfolio.

The Sub-Adviser initially and periodically reviews each Portfolio Fund Manager’s valuation methods, techniques, inputs and assumptions to assess whether appropriate fair value methodologies are consistently applied to Fund investments and whether such methodologies are consistent with ASC 820 and ASC 946, as applicable. The Valuation Designee initially reviews and periodically reviews the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee may utilize the services of a third-party pricing vendor or independent third-party valuation agent in monitoring and validating the pricing of Fund investments.

If the Valuation Designee, in consultation with the Sub-Adviser, determines that the most recent net asset value reported for a private investment fund by the Portfolio Fund Manager does not represent fair value, or if the Portfolio Fund Manager fails to report a net asset value to the Fund, a fair value determination will be made by the Valuation Designee in accordance with the Valuation Policy. In making that determination, the Valuation Designee, in consultation with the Sub-Adviser, will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its Portfolio Fund Manager, adjusted for capital activity, or whether to adjust such net asset value to reflect a premium or discount, a market factor adjustment, or another fair value adjustment. The net asset values or adjusted net asset values are net of management fees and incentive fees, or carried interest, payable pursuant to the respective organizational documents of the private investment fund.

A Market Factor Adjustment (“MFA”) will be applied as part of the NAV roll-forward or adjustment process to the extent practicable when the Valuation Designee determines that market changes or other relevant factors indicate that the last reported NAV should be adjusted to estimate NAV as of the Fund’s measurement date. The MFA is generally derived from the beta-adjusted performance of one or more relevant market indices or other market data selected based on the investment’s risk characteristics and may be applied to the reported NAV and to interim capital calls and distributions. The Valuation Committee, in conjunction with the Valuation Designee and with input from the Sub-Adviser and, where applicable, an independent third-party valuation agent, periodically reviews the relevance of each market index, the reasonableness of any MFA, and whether an adjustment is appropriate based on available market data, investment-specific information, capital activity, timing of Portfolio Fund Manager reporting, and other facts and circumstances. At March 31, 2026, the MFA was applied to 98% of the Funds Co-Investments and Investment Funds. The impact of the MFA ranged from (1.22)% to 1.10% and resulted in an unrealized loss of $(132,348) at March 31, 2026.

Investments valued using NAV or adjusted NAV as a practical expedient are not categorized within the fair value hierarchy. The application of an MFA or other adjustment to estimate NAV as of the Fund’s measurement date does not, in and of itself, preclude use of the NAV practical expedient, provided the adjusted NAV is intended to estimate a NAV calculated in a manner consistent with the measurement principles of ASC 946.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, the Valuation Designee, in consultation with the Sub-Adviser, uses a variety of methods such as earnings and multiple analysis, discounted cash flow analysis, market data from third-party pricing services or an independent third-party valuation agent, and the use of net asset values reported by the Portfolio Fund Manager if the co-investment is structured as a private investment fund and NAV, or adjusted NAV, is deemed an appropriate practical expedient. The Valuation Designee, in consultation with the Sub-Adviser, takes into account the Fund’s cost, the latest round of financing, company operating performance, market-based performance multiples, announced capital markets activity, market factor adjustments, and any other material information that may impact investment fair value.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

Short-term investments are highly liquid instruments with low risk of loss and are recorded at net asset value per share, which approximates fair value.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the securities existed, and the differences could be material. Investment transactions are recorded as of the trade date for financial reporting purposes.

Risks Specific to Secondary Investment Funds

General Risks of Secondary Investment Funds

Fund investments may include secondary purchases of interests in Portfolio Funds (“Secondary Investment Funds”). The overall performance of the Fund’s Secondary Investment Funds will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investment Funds may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Sub-Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investment Funds

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investment Funds Involving Syndicates

The Fund may acquire Secondary Investment Funds as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Revenue Recognition

Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income, if any, is recorded on the ex-dividend date.

Interest income, if any, is recognized on an accrual basis. Interest income on debt instruments is accrued and recognized for those issuers who are currently paying in full or expected to pay in full. For those issuers who are in default or are expected to default, interest is not accrued and is only recognized when received or applied to principal depending upon the Adviser’s judgment. Loan origination fees, original issue discounts and market discounts or premiums are capitalized as part of the underlying cost of the investments and accreted or amortized over the life of the investment as interest income using the effective interest method.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments. Such fluctuations are included within the net realized gain distributions from investments and the net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. As of March 31, 2026, the Fund held investments denominated in foreign currencies.

Realized Gains, Dividend and Interest Income on Fund Investments

Distributions received from private investment funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the investment manager of the private investment fund. Dividend income and interest income are recorded on a trade date and accrual basis, respectively.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests, including the underlying fees of the private investment funds (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and allocated pro-rata to Shares based upon prior day net assets. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of private investment funds are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected and intends to continue to qualify to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the 2024-2025 tax years are subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Offering Costs

Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are treated as deferred charges and amortized over a 12-month period using the straight-line method. Offering costs include expenses incurred in connection with the continuous offering of the Fund’s Shares. For the period presented, offering costs of $90,229 were incurred, of which $9,224 remained unamortized as of the end of the reporting period.

Cash and Cash Equivalents

In order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies and in short-term interest-bearing deposit accounts with UMB Bank, n.a. (the “Custodian”). At times, those amounts may exceed any applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts. Cash equivalents represent short-term investments in high quality money market instruments and money market mutual funds and are recorded at net asset value per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, with a low risk of loss and which generally have remaining maturities of one year or less. Such short-term investments may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. Cash equivalents held by the Fund are disclosed under short-term investments on the Consolidated Schedule of Investments.

The Fund earned $891,092 of dividend income during the year ended March 31, 2026 pertaining to such short term investments of which $38,067 is dividend receivable at March 31, 2026.

Cash Escrow

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent, and are restricted for use otherwise. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders. As of March 31, 2026, the Fund did not have any cash equivalents held in escrow related to subscriptions that were received prior to the effective date of the subscriptions and are disclosed on the Consolidated Statement of Assets and Liabilities.

Shareholder Distributions

Distributions to shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board annually and is generally based upon estimated earnings and considers the level of undistributed taxable income carried forward from the prior year, if any, for distribution in the current year.

Investment Transaction Costs

Investment transaction costs include equalization expense paid from private investment vehicles, which are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred. The amount of equalization interest is calculated by the private investment fund and provided to the Adviser. Investment transaction costs may also include expenses associated with failed security deals. The Fund’s Investment Transaction Costs for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Recently Adopted Regulatory Matters

The FASB issued Accounting Standards Update 2023-09, Income Taxes (“Topic 740”) — Improvements to Income Tax Disclosures (“ASU 2023-09”) in December 2023. The new guidance enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management has determined the Fund did not pay a significant amount of income taxes for the year ended March 31, 2026.

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The CODM is a function, not a title, that can be a shared function. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than unadjusted quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined using models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements (continued)

In accordance with ASC 820, portfolio investments fair valued using net asset value (“NAV”) or adjusted NAV (or its equivalent), adjusted for cash flows, as a practical expedient are not included in the fair value hierarchy. As such, investments in private investment funds with a fair value of $52,376,920 are excluded from the fair value hierarchy as of March 31, 2026.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s investments classified by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Practical Expedient*	Total
Co-Investments	$—	$—	$4,913,268	$22,310,732	$27,224,000
Investment Funds	—	—	—	30,066,188	30,066,188
Short Term Investments	13,113,863	—	—	—	13,113,863
Total Investments	$13,113,863	$—	$4,913,268	$52,376,920	$70,404,051

*   Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a Practical Expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

The following table presents a summary of changes in fair value of Level 3 assets by investment type for the year ended March 31, 2026:

Balance March 31, 2025	$—
Transfers into Level 3 during the period	1,401,828
Purchases	2,900,000
Proceeds from Repayments of Investments	—
Net Realized Gain/(Loss)	—
Net Change in Unrealized Appreciation/(Depreciation)	611,440
Transfers out of Level 3	—
Balance as of March 31, 2026	$4,913,268

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$611,440

The following table presents quantitative information about the significant unobservable inputs of the Fund’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment Type	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Input(1)	Range of Inputs	Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Co-Investments	$4,913,268	Market Approach	EBITDA Multiple	9.6x – 10.95x	10.4x	Increase
			Market Factor Adjustment	0.35%	0.35%	Increase

(1)    The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements (continued)

(2)    Weighted average by the relative fair value of the investments in that asset class.

(3)    This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input

The following table represents investment categories, unfunded commitments and redemptive restrictions of private investment funds held by the Fund including investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026.

Private Investments*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period (in days)	Redemption Restriction Terms
AE Co-Investment Partners Fund III-R, LP	Co-Investments	2,101,825	—	N/A	N/A	N/A
AG Co-Invest (Lightning) L.P.	Co-Investments	1,795,376	—	N/A	N/A	N/A
Amulet Vault CoInvest, L.P	Co-Investments	1,257,446	—	N/A	N/A	N/A
ASPF Beagle Co-Investment (Non-US), L.P.	Co-Investments	971,868	142,862	N/A	N/A	N/A
Axar Capital Continuation Fund IV, LP	Investment Funds	2,532,751	111,364	N/A	N/A	N/A
BCPE Polymath Investor, LP	Co-Investments	1,025,920	117,740	N/A	N/A	N/A
CD&R Raven Co-Investor, L.P.	Co-Investments	879,086	100,312	N/A	N/A	N/A
CF24XB SC Sp	Investment Funds	2,228,169	—	N/A	N/A	N/A
Clipway Secondary Fund A SCSp	Investment Funds	545,921	8,474,272	N/A	N/A	N/A
CSF Archimed Co-Invest SCSp	Investment Funds	1,742,135	1,123,344	N/A	N/A	N/A
CSF Riva Co-Invest (Blocker) SCSp	Co-Investments	1,028,066	6,477,072	N/A	N/A	N/A
Gemspring Capital Goliath Fund, LP	Investment Funds	801,582	149,827	N/A	N/A	N/A
GG-I Design Buyer, LLC (Growth Blocker)	Co-Investments	2,623,866	—	N/A	N/A	N/A
Golden Acquisition Fund-C LP	Co-Investments	3,747,585	370,782	N/A	N/A	N/A
Heartwood Partners CV I Blocker, LP	Investment Funds	2,759,699	820,042	N/A	N/A	N/A
Hollyport Co-Invest IX-A LP	Investment Funds	3,276,495	443,035	N/A	N/A	N/A
KHP Thunder SPV LP	Investment Funds	3,170,680	215,167	N/A	N/A	N/A
Kline Hill Partners Offshore Feeder Fund V LP	Investment Funds	3,370,872	732,808	N/A	N/A	N/A
Kline Hill Partners Opportunity Offshore Fund V LP	Investment Funds	4,923,630	1,046,459	N/A	N/A	N/A

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements (continued)
Private Investments*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period (in days)	Redemption Restriction Terms
Lindsay Goldberg Attain L.P.	Co-Investments	469,615	64,076	N/A	N/A	N/A
ORCP IV Pop Co-Investors, LP	Co-Investments	1,303,849	—	N/A	N/A	N/A
Riverside-RCAF Dawgs, L.P.	Co-Investments	2,335,640	—	N/A	N/A	N/A
SDC IQ Fiber Co-Invest, LP	Co-Investments	1,256,635	142,089	N/A	N/A	N/A
SP Greenwich Feeder (Offshore) LP	Investment Funds	4,714,254	3,124,573	N/A	N/A	N/A
VFF V Co-Invest 2-A, L.P	Co-Investments	1,513,955	—	N/A	N/A	N/A
Total		$52,376,920	$23,655,824

*    Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager, or advisor.

4. Related Party Transactions

Investment Management Agreement and Sub-Advisory Agreement

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Investment Management Fee”) equal to 1.50% on an annualized basis of the Fund’s daily net assets. The Investment Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 55% of the net Investment Management Fee. For the year ended March 31, 2026, the Adviser earned $978,061 in Investment Management Fees of which $0 was payable as of March 31, 2026. The Adviser has elected to voluntarily waive the Investment Management Fee from inception through December 31, 2026.

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses excluding Specified Expenses (as defined below) do not exceed, on an annualized basis, 1.60%, 1.00% and 0.75% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the Waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until May 4, 2027, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Board. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

“Specified Expenses” that are not covered by the Expense Limitation Agreement include: (i) the Investment Management Fee; (ii) all fees and expenses of Fund investments in which the Fund invests (including the underlying fees of the Portfolio Funds (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; and (vii) extraordinary expenses.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
4. Related Party Transactions (continued)

For the year ended March 31, 2026, the total amount of waived Advisory fees and absorbed other expenses was $2,169,859. The Adviser has voluntarily agreed to waive the Investment Management Fee of $978,061 and not to seek recoupment. As of March 31, 2026, the amount of these potentially recoverable expenses, no later than March 31 of the years, are stated below:

2028	$1,279,512
2029	1,191,798
Total	$2,471,310

As of March 31, 2026, the Due from Adviser balance was $247,820.

Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act. As of March 31, 2026, Janus Henderson Investor US LLC holds 48.1% of the outstanding Shares of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

5. Other Agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent, and administrator pursuant to an administration agreement and a fund accounting agreement. UMB Bank n.a., an affiliate of UMBFS, serves as the Fund’s custodian pursuant to a custody agreement. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency, and custody services for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

PINE Advisors LLC provides Principal Financial Officer (“PFO”) and Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for PFO and CCO services for the year ended March 31, 2026, are reported as Principal Financial and Chief Compliance Officer Fees on the Consolidated Statement of Operations.

6. Distribution and Shareholder Servicing Plan

Janus Henderson Distributors US LLC, (the “Distributor”), and affiliate of the Adviser, is the Distributor and Principal Underwriter of the Fund’s Shares. Pursuant to the Distribution Agreement between the Fund and the Distributor, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund.

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class S Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.85% on an annualized basis of the aggregate net assets of the Fund attributable to Class S Shares and up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decrease the net profits or increase the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing fee.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

7. Commitments and Contingencies

ASC 460-10, Guarantees — Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote. The Fund’s investment portfolio may contain debt investments that are in the form of revolving lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. Unfunded portfolio company commitments and funded debt investments are presented on the Consolidated Schedule of Investments at fair value. Unrealized appreciation or (depreciation), if any, is included in the Consolidated Statement of Assets and Liabilities and the change in unrealized appreciation or (depreciation), if any, is included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

There are $23,655,824 of investment commitments that could be called within 1 to 5 years. The Adviser plans on funding these commitments through the use of its Short-Term Investments.

As of March 31, 2026, the Fund had the following outstanding commitments to investments:

Private Investments	Investment Type	Investment Strategy	Fair Value	Unfunded Commitment
Investments Valued at NAV as Practical Expedient*	N/A	N/A	52,376,920	23,655,824
Total			52,376,920	23,655,824

*    See Note 3 for investments valued at NAV as a practical expedient.

Contingencies

Under the Fund’s Agreement and Declaration of Trust, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

8. Capital Share Transactions

The Fund’s Shares will generally be offered on the first business day each month. The minimum initial investment in the Fund by any investor in Class I Shares is $1,000,000, the minimum initial investment for Class D Shares and Class S Shares is $10,000. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amounts for investments by current or retired officers and Trustees of the Fund and other funds managed by the Adviser, as well as their family members; current or retired officers, directors and employees of the Adviser and certain participating affiliated companies of the Adviser; the immediate family members of any such officer, Trustee or employee (including parents, spouses, children, fathers/mothers-in-law, daughters/sons-in-law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimum initial investment amounts may be reduced in the discretion of the Adviser based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time. The Fund, in the sole discretion of the Adviser, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

Class S Shares and Class D Shares in the Fund will be offered at their current net asset value less a maximum sales charge or distribution fee of 3.50% and 1.50% of the subscription amount, respectively. The Fund may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
8. Capital Share Transactions (continued)

The Adviser recommended to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each June 30, September 30, December 31, and March 31. For the year ended March 31, 2026, there were no repurchases of Shares.

The following table summarizes the Capital Share transactions for the year ended March 31, 2026, and the period ended March 31, 2025:
	Year Ended March 31, 2026		For the Period Ended March 31, 2025*
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from Shares issued	40,523	$435,100	5,733,908	$57,700,000
Reinvested distributions	46,316	526,382	—	—
Net increase	86,839	$961,482	5,733,908	$57,700,000

*    Commencement of operations on June 28, 2024.

9. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan (the “Plan”) established by the Fund, each Shareholder will automatically be a participant, subject to the ability to “opt-out” of the Plan. A Shareholder wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Shareholder holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. However, a Shareholder must request to change its election no less than 60 days prior to the record date of the distribution for the change to be effective for such distribution. If the request is made within 60 days prior to the record date of the distribution, the change will not be effective for such distribution but will be effective as to subsequent distributions.

10. Investment Transactions

Total purchases of investments, excluding Short-Term Investments, for year ended March 31, 2026 amounted to $25,361,654. Total distribution proceeds from sale, redemption, or other disposition of investments, excluding Short-Term Investments, for the year ended March 31, 2026 amounted to $0.

11. Tax Information

At March 31, 2026 gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$58,026,579
Gross unrealized appreciation	$12,645,049
Gross unrealized (depreciation)	(267,577)
Net unrealized appreciation on investments	$12,377,472

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
11. Tax Information (continued)

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025 permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase	(Decrease)
Paid-in Capital	Total Distributable Earnings
$(216)	$216

For the tax year ended September 30,2025, permanent book and tax differences resulted from the treatment of non-deductible expenses that were reclassified among the components of the Funds’ net assets.

As of September 30, 2025, the most recent tax year end, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$2,276,776
Undistributed Long-term Gains	—
Accumulated Capital and Other Losses	(3,799)
Unrealized Appreciation on Investments	5,740,581
Total Accumulated Earnings/(Deficit)	$8,013,558

The tax character of distributions paid during the tax years ended September 30, 2025 and September 30, 2024 are as follows:

	2025	2024
Distribution paid from:
Ordinary Income	$430,522	$—
Net long-term capital gains	—	—
Tax return of capital	—	—
Total distributions paid	$430,522	$—

Tax Information — Subsidiary

The Subsidiary is subject to U.S. federal and applicable state corporate income taxes. Current income taxes reflect the Subsidiary’s estimated tax liability as of March 31, 2026, based on its taxable income for the period. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the Subsidiary’s assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that all or a portion of a deferred income tax asset will not be realized.

Currently the federal income tax rate for a corporation is 21% and blended state tax rate net of Federal benefit is 6.320%. As of March 31, 2026, the Fund recorded a net deferred tax liability for the investments of the Subsidiary. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
11. Tax Information (continued)

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2026 consist of the following:

Current Tax (Expense) Benefit
U.S. federal	$—
U.S. state and local	—
Foreign	—
—
Deferred Tax (Expense) Benefit
U.S. federal	$(59,177)
U.S. state and local	(24,504)
Foreign	—
(83,681)
Total Income Tax (Expense) Benefit	(83,681)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Capital loss carryforward	$—
Net operating loss carryforward	7,840
Valuation allowance	—
Other deferred tax assets	—

Deferred tax liability
Net unrealized gain on investments	$(91,521)
Other deferred tax liabilities	—
Net Deferred Tax Asset/(Liability)	$(83,681)

The tax rate reconciliation table below reflects the adoption of ASU 2023-09.

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Federal Income tax expense at statutory rate	$(64,323)	21.00%
State income taxes (net of federal benefit)	(19,358)	6.32%
Net income tax (expense) benefit	$(83,681)	27.32%

The following table summarizes income taxes paid (net of refunds received).

3/31/2026
U.S. federal	$—
U.S. state and local	—
Foreign	—
Total	$—

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

12. Risk Factors

An investment in the Fund involves material risks, including performance risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing, including the risks discussed in greater detail below. An investment in the Fund should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Private Equity Investments

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with a Portfolio Fund Manager. The investments held by private equity funds and co-investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisers’ legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisers’ business. There can be no assurances that the Fund or the Advisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Special Risks Pertaining to Investments in Portfolio Funds

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

Lack of Control Over Private Portfolio Funds and Other Similar Investments

Once the Fund has invested in a private Portfolio Fund or other similar investment vehicle, the Sub-Adviser generally will have no control over the investment decisions made by such Portfolio Fund. The Sub-Adviser may be constrained by the withdrawal limitations imposed by private Portfolio Funds, which may restrict the Fund’s ability to terminate investments in private Portfolio Funds that are performing poorly or have otherwise had adverse changes. The Sub-Adviser will be dependent on information provided by the private Portfolio Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Sub-Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives and/or the Fund’s ability to calculate its NAV accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any Portfolio Fund and will not have the ability to exercise any rights attributable to an investor in any such Portfolio Fund related to its investment.

Portfolio Funds Not Registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, private Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are Generally Non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

Portfolio Funds’ Securities are Generally Illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

Portfolio Fund Operations Not Transparent

The Advisers do not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisers and that involve risks that are not anticipated by the Advisers. Some Portfolio Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Advisers with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s Interests in Private Portfolio Funds

The valuation of the Fund’s investments in private Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds, which valuations are generally not audited. A majority of the securities in which the private Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology, or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Sub-Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Valuation Designee may determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as war, act of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, financial institution instability, trade disruption, interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, threatened or actual imposition of tariffs, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

Various countries have seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Additionally, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institution. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund (or a Portfolio Fund) will not be able to manage this risk effectively.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and is designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase.

If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Privacore PCAAM Alternative Growth Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

Illiquid Portfolio Investments

The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Sub-Adviser desires to do so or to realize what the Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for an exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Sub-Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

13. Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Consolidated Financial Statements.

Effective May 4, 2026, the fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act and has adopted a fundamental policy to conduct semi-annual repurchase offers at net asset value. On May 15, 2026, the Fund commenced a repurchase offer with a valuation date of June 15, 2026.

There were no other events or transactions that occurred subsequent to March 31, 2026 through the date of issuance of the Fund’s financial statements that materially impacted the amounts or disclosures in the Consolidated Financial Statements or the accompanying notes.

Privacore PCAAM Alternative Growth Fund
Report of Independent Registered Public Accounting Firm March 31, 2026

To the Board of Trustees and Shareholders of Privacore PCAAM Alternative Growth Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Privacore PCAAM Alternative Growth Fund and its subsidiary (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended March 31, 2026 and for the period June 28, 2024 (commencement of operations) through March 31, 2025, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended March 31, 2026 and for the period June 28, 2024 (commencement of operations) through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and investee companies; when replies were not received from investee companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
May 29, 2026

We have served as the auditor of one or more investment companies in Privacore Capital Advisors, LLC since 2024.

Privacore PCAAM Alternative Growth Fund
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-855-685-3093 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-855-685-3093.

Board Considerations

Approval of Advisory Agreements in Connection with Change of Control of Privacore Capital, LLC

Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”), adviser to the Privacore PCAAM Alternative Growth Fund (the “Fund”), is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by William Cashel and Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc. Mr. Cashel entered into a transaction to transfer his controlling block of interests in Privacore Capital to Mr. Boyle, which resulted in a technical change of control of Privacore Capital (the “Privacore Capital Transaction”). Accordingly, pursuant to the Investment Company Act of 1940, as amended, the Fund’s existing investment management agreement and existing sub-advisory agreement (the “Existing Advisory Agreements”) terminated upon the close of the Privacore Capital Transaction.

At the meeting of Board of Trustees of the Fund (the “Board”) held on December 18, 2025 (the “December Meeting”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), voting separately, considered and unanimously approved the new investment management agreement (the “New Investment Management Agreement”) between the Fund and the Adviser, and the new investment sub-advisory agreement among the Fund, the Adviser, and Partners Capital Investment Group, LLP (the “Sub-Adviser”) (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”).

In advance of the December Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Adviser related to the Board’s consideration of the New Advisory Agreements, and received and reviewed written responses from the Adviser and Sub-Adviser, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft New Advisory Agreements, as well as the Adviser’s and Sub-Adviser’s responses to the Board’s written requests, which included, among other things, information regarding the Adviser and Sub-Adviser’s management and operations including any material changes to those capabilities under the New Advisory Agreements. At the December Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the Agreements. The Boards also received and reviewed a memorandum from the counsel to the Independent Trustees (“Independent Trustee Counsel”) regarding the Trustees’ duties in considering the approval of the New Advisory Agreements, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the Agreements, the Board, including by separate vote the Independent Trustees, approved the New Investment Management Agreement between the Fund and the Adviser, and the New Sub-Advisory Agreement by and among the Fund, the Adviser, and the Sub-Adviser. Below is a summary of the factors that the Board considered in approving the New Advisory Agreements; however, the Board did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreements, members of the Board may have placed different weight on different factors, and the items described herein are not all-encompassing of the matters considered by the Board.

Privacore PCAAM Alternative Growth Fund
Other Information March 31, 2026 (Unaudited) (Continued)

Investment Performance, Fees and Expenses

The Board considered that, in approving the Fund’s Existing Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Adviser’s personnel, history and experience investing in asset classes similar to those in which the Fund invests, ability to support the growth of the Fund, capabilities and financial strength. The Board noted that Mr. Cashel’s departure and sale of his interests in Privacore Capital did not cause any material change in those abilities.

The Board also considered that, in approving the Fund’s Existing Advisory Agreements, the Board had compared the fees to be paid by the Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by the Fund under the New Advisory Agreements were identical to those paid by the Fund under the Existing Advisory Agreements.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board considered that the terms of the New Advisory Agreements were materially the same as those of the Existing Advisory Agreements, including that the Adviser and Sub-Adviser would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Fund, and perform other related functions in connection with managing the Fund’s operations. The Board noted that it previously considered information pertaining to the Sub-Adviser’s experience in managing strategies similar to those of the Fund, and that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Fund. The Board noted the Adviser’s assertion that, under the New Investment Management Agreement, there would not be any material changes to the suite of services provided by the Adviser to the Fund, including that the personnel of the Adviser who perform work on behalf of the Fund would remain unchanged. The Board also considered the Adviser’s attestation that the sale by Mr. Cashel of his interests in Privacore Capital would not implicate the nature, level or quality of services provided by the Adviser or Sub-Adviser and would not otherwise implicate the control and management of the Sub-Adviser.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Adviser were capable of providing quality services to the Fund under the New Advisory Agreements.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser and Sub-Adviser under the New Advisory Agreements, the Board noted that it previously reviewed the Adviser’s and Sub-Adviser’s estimates of profitability and financial condition in connection with the Existing Advisory Agreements. The Board also considered the Adviser’s representation that the change in control as a result of Mr. Cashel’s departure would not cause any material change to those estimates or the Adviser’s financial condition.

The Board considered the fees to be paid to the Sub-Adviser under the New Sub-Advisory Agreement, noting that they were the same fees paid under the Existing Sub-Advisory Agreement, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Adviser’s other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Advisory Agreements were within a reasonable range of anticipated profitability to the Adviser and Sub-Adviser and the financial conditions of the Adviser and Sub-Adviser were adequate.

Approval of Advisory Agreements in Connection with Change of Control of Janus Henderson Group plc

The Adviser is a wholly owned subsidiary of Privacore Capital. Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc (“JHG”). On December 21, 2025, JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by funds associated with Trian Fund Management, L.P. and funds associated with General Catalyst Group Management, LLC, which will result in a change of control of JHG (the “JHG Transaction”). Accordingly, pursuant to the 1940 Act, the Fund’s existing investment management agreement and existing sub-advisory agreement (the “Existing Advisory Agreements”) will automatically terminate upon the close of the JHG Transaction.

Privacore PCAAM Alternative Growth Fund
Other Information March 31, 2026 (Unaudited) (Continued)

At the meeting of the Board held on March 18, 2026 (the “March Meeting”), the Board, including a majority of the Independent Trustees, voting separately, considered and unanimously approved the new investment management agreement (the “New Investment Management Agreement”) between the Fund and the Adviser, and the new investment sub-advisory agreements among the Fund, the Adviser, and Partners Capital Investment Group, LLP (the “Sub-Adviser”) (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”).

In advance of the March Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Adviser related to the Board’s consideration of the New Advisory Agreements, and received and reviewed written responses from the Adviser and Sub-Adviser, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft New Advisory Agreements, as well as the Adviser’s and Sub-Adviser’s responses to the Board’s written requests, which included, among other things, information regarding the Adviser’s and Sub-Adviser’s management and operations including any material changes to those capabilities under the New Advisory Agreements. At the March Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the Agreements. The Board also received and reviewed a memorandum from the (“Independent Trustee Counsel”) regarding the Trustees’ duties in considering the approval of the New Advisory Agreements, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the Agreements, the Board, including by separate vote the Independent Trustees, approved the New Investment Management Agreement between the Fund and the Adviser, and the New Sub-Advisory Agreement by and among the Fund, the Adviser, and the Sub-Adviser. Below is a summary of the factors that the Board considered in approving the New Advisory Agreements; however, the Board did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreements, members of the Board may have placed different weight on different factors, and the items described herein are not all-encompassing of the matters considered by the Board.

Investment Performance, Fees and Expenses

The Board considered that, in approving the Fund’s Existing Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Adviser’s personnel, history and experience investing in asset classes similar to those in which the Fund invests, ability to support the growth of the Fund, capabilities and financial strength. The Board noted that the JHG Transaction in which JHG will be acquired by Trian and GCG would not cause any material change in those abilities.

The Board also considered that, in approving the Fund’s Existing Advisory Agreements, the Board had compared the fees to be paid by the Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by the Fund under the New Advisory Agreements were identical to those paid by the Fund under the Existing Advisory Agreements.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board considered that the terms of the New Advisory Agreements were materially the same as those of the Existing Advisory Agreements, including that the Adviser and Sub-Adviser would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Fund, and perform other related functions in connection with managing the Fund’s operations. The Board noted that it previously considered information pertaining to the Sub-Adviser’s experience in managing strategies similar to those of the Fund, and that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Fund. The Board noted the Adviser’s assertion that, under the New Investment Management Agreement, there would not be any material changes to the suite of services provided by the Adviser to the Fund, including that the personnel of the Adviser who perform work on behalf of the Fund would remain unchanged. The Board also considered the Adviser’s attestation that the JHG Transaction would not implicate the nature, level or quality of services provided by the Adviser or Sub-Adviser and would not otherwise implicate the control and management of the Sub-Adviser.

Privacore PCAAM Alternative Growth Fund
Other Information March 31, 2026 (Unaudited) (Continued)

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Adviser were capable of providing quality services to the Fund under the New Advisory Agreements.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser and Sub-Adviser under the New Advisory Agreements, the Board noted that it previously reviewed the Adviser’s and Sub-Adviser’s estimates of profitability and financial condition in connection with the Existing Advisory Agreements. The Board also considered the Adviser’s representation that the JHG Transaction would not cause any material change to those estimates or the Adviser’s financial condition.

The Board considered the fees to be paid to the Sub-Adviser under the New Sub-Advisory Agreement, noting that they were the same fees paid under the Existing Sub-Advisory Agreement, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Adviser’s other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Advisory Agreements were within a reasonable range of anticipated profitability to the Adviser and Sub-Adviser and the financial conditions of the Adviser and Sub-Adviser were adequate.

Privacore PCAAM Alternative Growth Fund
Fund Management March 31, 2026 (Unaudited)
INDEPENDENT TRUSTEES
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Sarah Dyer Year of Birth: 1968	Trustee	Indefinite/Since Inception	Corporate Partnerships Director (2025 – Present), Adjunct Professor (2022 – Present), Colin Powell School for Civic and Global Leadership at the City College of New York; Co-Founder and Board Secretary, 100 Women in Finance Foundation (non-profit organization for professionals in the finance industry) (2001 – Present).	3	None
Brian Devaney Year of Birth: 1954	Trustee	Indefinite/Since Inception	Managing Director, Seaport Global Holdings LLC (brokerage firm) (2020 – Present); Executive Director, Natixis Securities Americas LLC (brokerage firm) (2013 – 2019).	3	None
Arthur Liao Year of Birth: 1972	Trustee	Indefinite/Since Inception	Managing Member, Daigo LLC (Business Consultation and Advisory Firm) (2023 – Present); Chief Operating Officer/Chief Financial Officer, Stride Capital Group, LP (alternative asset management firm) (2022 – 2023); Senior Managing Director, The Blackstone Group (alternative asset management Firm) (2016 – 2021).	3	None

(1)    The address for each Trustee is c/o UMB Fund Services, Inc. 235 West Galena St., Milwaukee, WI 53212.

(2)    Each Trustee serves an indefinite term, until his or her successor is elected.

(3)    The fund complex consists of the Fund, the Privacore PCAAM Alternative Income Fund and the Privacore VPC Asset Backed Credit Fund.

Privacore PCAAM Alternative Growth Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Lenia M. Ascenso(4) Year of Birth: 1973	Trustee	Indefinite/Since Inception	Managing Director and Chief Operating Officer of Investment Research, Partners Capital Investment Group (investment advisory firm) (2021 – Present); Partner and Head of Portfolio Services at NEPC, LLC (investment consulting firm) (2018 – 2021).	2	None
David Mehenny(4) Year of Birth: 1973	Board Chair and Trustee	Indefinite/Since Inception	Executive Vice President, Privacore Capital, LLC (2023 – Present); Managing Director and Head of Product Strategy, CBC Group (Private Equity) (April 2023 – August 2023); Consultant/Entrepreneur (2020 – 2022); Managing Director, The Blackstone Group (alternative asset management firm) (2010 – 2020).	3	None
Kieran Murray Year of Birth: 1974	President	Indefinite/Since December 2025	Chief Operating Officer, Privacore Capital, LLC (2023 – Present); Chief Operating Officer, Janus Henderson (2019 – 2023).	N/A	N/A
John Beil Year of Birth: 1979	Vice President	Indefinite/Since Inception

Managing Director and Head of Private Equity & Real Estate, Partners Capital Investment Group (2022 – Present); Managing Director of Private Equity, Regents of the University of California (2016 – 2021).

				N/A	N/A
Emma Bewley Year of Birth: 1977	Vice President	Indefinite/Since Inception	Partner and Head of Credit, Partners Capital Investment Group (2019 – Present).	N/A	N/A
David Azvolinsky Year of Birth: 1991	Secretary	Indefinite/Since December 2025	Operations Manager, Privacore Capital, LLC (2023 – Present); Vice President, Fund Onboarding & Operations, The Bank of New York Mellon (2015 – 2023).	N/A	N/A

Privacore PCAAM Alternative Growth Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Peter Sattelmair Year of Birth: 1977	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Senior Director of CPO Services, PINE Advisor Solutions LLC (2021 – Present); Director of Fund Operations, Transamerica Asset Management (2014 – 2021).	N/A	N/A
Cory J. Gossard Year of Birth: 1972	Chief Compliance Officer	Indefinite/Since Inception	Managing Director, PINE Advisor Solutions LLC (2021 – Present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014 – 2020).	N/A	N/A

(1)    The address for each Trustee/Officer is c/o UMB Fund Services, Inc. 235 West Galena St., Milwaukee, WI 53212.

(2)    Each Trustee serves an indefinite term, until his or her successor is elected.

(3)    The fund complex consists of the Fund, the Privacore PCAAM Alternative Income Fund and the Privacore VPC Asset Backed Credit Fund.

(4)    Lenia M. Ascenso and David Mehenny are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Sub-Adviser and Adviser, respectively.

Privacore PCAAM Alternative Growth Fund
Notice of Privacy Policy March 31, 2026 (Unaudited)

Privacore PCAAM Alternative Growth Fund (“we,” “us,” or the “Fund”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

Confidentiality & Security

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

Why We Collect Your Information

Privacore PCAAM Alternative Growth Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

How We Protect Your Information

To fulfill our privacy commitment for prospective, current, and former investors, Privacore PCAAM Alternative Growth Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•  Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•  Contractual agreements with third-party service providers to protect your nonpublic personal information.

Information We Collect

Privacore PCAAM Alternative Growth Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•  Your name, address, and social security number;

•  Proprietary information regarding your beneficiaries;

•  Information regarding your earned wages and other sources of income;

•  The composition and value of your managed portfolio;

•  Historical information we receive and maintain relating to transactions made on your behalf by Privacore PCAAM Alternative Growth Fund, your custodian, or others;

•  Information we receive from your institutional financial advisor, sub-adviser, or other financial institutions with whom Privacore PCAAM Alternative Growth Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

Privacore PCAAM Alternative Growth Fund
Notice of Privacy Policy March 31, 2026 (Unaudited) (Continued)

Sharing Information with Non-Affiliated Third Parties

•  We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•  If you request or authorize the disclosure of the information;

•  To provide investor account services or account maintenance;

•  To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•  To perform services for the Fund, or on its behalf, to maintain business operations and services;

•  To help us to prevent fraud;

•  With attorneys, accountants, and auditors of the Fund;

•  To comply with federal, state, or local laws, rules, and other applicable legal requirements.

•  We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

Opt-Out Notice

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, Privacore PCAAM Alternative Growth Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Privacore PCAAM Alternative Growth Fund at 1-855-685-3093.

Adviser
Privacore Capital Advisors, LLC
1411 Broadway
New York, NY 10018

Sub-Adviser
Partners Capital Investment Group, LLP
600 Atlantic Avenue, 30th Floor
Boston, MA 02210

Custodian Bank
UMB Bank, n.a.
928 Grand Blvd
Kansas City, MO 64106

Fund Administrator, Transfer Agent, and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Janus Henderson Distributors US LLC
151 Detroit Street
Denver, CO 80206

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1900 16th Street
Denver, CO 80202

(b)    Not applicable.

ITEM 2.    CODE OF ETHICS.

(a)     The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    The Registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)     The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)     The audit committee financial expert is Arthur Liao who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the fiscal year ended March 31, 2026, and the period ended March 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $147,900 and $176,000.

Audit-Related Fees

(b)    The aggregate fees billed for the fiscal year ended March 31, 2026, and the period ended March 31, 2025 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $12,000 and $0. Audited-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c)     The aggregate fees billed for the fiscal year ended March 31, 2026, and the period ended March 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $61,425 and $44,250. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d)     The aggregate fees billed for the fiscal year ended March 31, 2026, and the period ended March 31, 2025 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0.

(e)(1)     During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2)     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     0%

(c)     0%

(d)     0%

(f)     Not applicable.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2026, and the period ended March 31, 2025 (the Registrant’s first period of operations) were $0 and $0.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b)    Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy and Procedures

Privacore PCAAM Alternative Growth Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Partners Capital Investment Group, LLP (the “Sub-Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Sub-Adviser

The Sub-Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in the annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”) a summary of the Sub- Adviser’s Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

Where a proxy proposal raises a material conflict between the interests of Partners Capital Investment Group, LLP, any affiliated person(s) of Partners Capital Investment Group, LLP, the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, Partners Capital Investment Group, LLP will resolve the conflict by voting in accordance with the policy guidelines outlined in the Sub-Adviser’s policy or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Partners Capital Investment Group, LLP will abstain from voting.

Sub-Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Sub-Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

•        Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•        Providing a summary, to the Board to the Fund’s CCO, of the material changes to a proxy policy during the period covered by the Sub- Adviser CCO’s annual compliance report , and a redlined copy of such Proxy Policy as applicable.

•        The Sub-Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and appear reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

•        On a quarterly basis, the Funds’ CCO shall request confirmation from the Adviser and Sub-Advisers that any proxy votes for the Fund was handled in compliance with the Proxy Policies.

Review Responsibilities

The Sub-Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Sub-Adviser retains a proxy-voting service, the Sub-Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year. The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ending June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Sub-Adviser or through a third-party proxy voting service at the direction of the Adviser/Sub-Adviser.

Adopted: June 18, 2024

Last amended: December 18, 2024

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)     Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following provides biographical information about the individual who is primarily responsible for the day-to-day management of the Registrant’s portfolio (“Portfolio Manager”) as of the date of this filing:

John Beil

John joined Partners Capital in January 2022 as a Managing Director and Head of Private Equity and Real Estate based in the San Francisco office. Prior to Partners Capital, John was Managing Director of Private Equity at the University of California Investment Office where he oversaw a $12B private equity portfolio. John also worked at the IFC Asset Management Company, International Finance Corporation and Citigroup. He holds an MBA from the George Washington University where he was a Potomac Fellow and a BA degree from Tulane University. John will act in practice as the Lead Portfolio Manager for the Fund.

Emma Bewley

Emma joined Partners Capital in 2019 and was made Partner in 2022. She is the Head of Credit and Non-correlated Strategies, based in London. Previously, Emma was at Connection Capital where she was Head of Fund Investments; a Portfolio Manager at Pamplona Capital Management; and she also spent five years at Morgan Stanley. Emma graduated from Girton College, Cambridge University with a BA in Modern and Medieval Languages.

Adam Spence

Adam joined Partners Capital in 2018 and was promoted to Partner in 2021. He is the Head of Co-Investments and the New York office, and a member of the Private Equity Investment Committee. Previously, Adam worked at TPG Global as a Senior Advisor and spent 15 years in Private Equity at American Capital. He also served in the New York State Governor’s office and was an advisor to foundations and the TPG Growth and Rise Funds. Adam graduated cum laude from Harvard College with an A.B. in History.

Alex Band

Alex joined Partners Capital in 2013 and was made Partner in 2020. He is the Chief Investment Officer and was previously Head of Public Equities, covering long only and long/short strategies. He is a member of the Global Investment Committee. Prior to joining Partners Capital, Alex was at Bain Capital, located in Boston and New York. He was a part of the global private equity group, responsible for investment due diligence, deal execution and portfolio management. Previously, Alex was a Consultant at Bain & Company in San Francisco. Alex holds an MBA from Harvard Business School. He graduated from Harvard College with a BA in Biochemical Sciences.

Richard Scarinci

Rich Scarinci joined Partners Capital in 2016 as a Partner. He is the Head of North America and responsible for the investment programs of many of the largest North American relationships, both institutions and private clients. Rich is a member of the Global Investment Committee as well as the Absolute Return Investment Committee. Previously, Rich was at Blackstone Alternative Asset Management, where he was a Managing Director and Co-Portfolio Manager within the Hedge Fund Solutions Group. Rich holds a BA in Economics with a concentration in Finance from Princeton University.

(a)(2)     Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers
(As of March 31, 2026)

	Type of Accounts	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
John Beil	Registered Investment Companies	1	$43	0	$0
	Other Pooled Investment Vehicles	20	$4,569	20	$4,569
	Other Accounts	0	$0	0	$0
Emma Bewley	Registered Investment Companies	1	$43	0	$0
	Other Pooled Investment Vehicles	2	$3,138	2	$3,138
	Other Accounts	0	$0	0	$0
Alex Band	Registered Investment Companies	1	$43	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$1,080	1	$1,080
Adam Spence	Registered Investment Companies	1	$43	0	$0
	Other Pooled Investment Vehicles	4	$1,264	11	$1,264
	Other Accounts	0	$0	0	$0
Richard Scarinci	Registered Investment Companies	1	$43	0	$0
	Other Pooled Investment Vehicles	2	$169	1	$151
	Other Accounts	44	$15,153	18	$2,242

Conflicts of Interest as of March 31, 2026

The Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Advisers or Portfolio Managers devoting unequal time and attention to the management of each fund and/or other accounts. These activities could be viewed as creating a conflict of interest in that the time and effort of the Advisers, their affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Advisers and/or their affiliates. Nevertheless, the Fund believes that the members of the Advisers’ senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved.

If the Sub-Adviser or Portfolio Managers identify a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)     Compensation Structure of Portfolio Managers

Compensation of the Portfolio Managers as of March 31, 2026

A competitive base salary and a performance-based bonus structure are in place for all Portfolio Managers. Portfolio Managers are paid a competitive base salary and discretionary bonus based on, amongst other factors, their fiduciary investment responsibilities, performance of the individual, and the general performance of the Sub-Adviser. The discretionary bonus structure gives the Sub-Adviser the ability to remain competitive under current market conditions affecting compensation across the industry.

(a)(4)     Disclosure of Securities Ownership

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1)
Adam Spence	None
Alex Band	None
Emma Bewley	None
John Beil	None
Richard Scarinci	None

____________

(1)      As of March 31, 2026

(b)    Not applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

(b)    Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)     Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2)     Not applicable.

(a)(3)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)     Not applicable.

(a)(5)     Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Privacore PCAAM Alternative Growth Fund
By (Signature and Title)*	/s/ Kieran Murray
Kieran Murray, President
(Principal Executive Officer)
Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kieran Murray
Kieran Murray, President
(Principal Executive Officer)
Date	June 8, 2026
By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer
(Principal Financial Officer)
Date	June 8, 2026

____________

*        Print the name and title of each signing officer under his or her signature.